UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): January 31, 2007

                         Alternative Loan Trust 2007-HY2
                         -------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-131630-82

                                   CWALT, Inc.
                    (Exact name of the depositor as specified
                     in its charter) Commission File Number
                          of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

                  Delaware                                87-0698307
                  --------                                ----------
            (State or Other Jurisdiction                 (I.R.S. Employer
          of Incorporation of the depositor)          Identification No. of
                                                          the depositor)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                      ---------
(Address of Principal                                     (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01     Other Events.

      On January 31, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-HY2 (the "Certificates"). The Certificates were issued on January 31, 2007. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

      The tables annexed as Exhibit 99.1 hereto describe characteristics of the Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.


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

Section 9     Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Shell Company Transactions.

(d) Exhibits.

Exhibit No.       Description

99.1              Characteristics of the Mortgage Loans


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWALT, INC.


                                              By: /s/ Michael Schloessmann
                                                 -------------------------
                                              Name:  Michael Schoessmann
                                              Title:  Vice President



Dated:  February 13, 2007


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

                                  Exhibit Index
                                  -------------


Exhibit
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99.1            Characteristics of the Mortgage Loans


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